Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

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In re:                                         :   Chapter 11
                                               :
SCIENT, INC., et al.,                          :   Case Nos. 02-13455
                           Debtors.            :   through 02-13458 (AJG)
                                               :   (Jointly Administered)
                                               :
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         ORDER (I) APPROVING THE SALE OF SUBSTANTIALLY ALL OF THE ASSETS
        OF THE DEBTORS, FREE AND CLEAR OF LIENS, CLAIMS, AND ENCUMBRANCES PURSUANT TO 11 U.S.C.SS.SS.105(A), 363(B), (1) AND (M) AND 1146(C),
   AND FED. R. BANKR. P. 2002, 6004 AND 6006, SUBJECT TO THE TERMS OF AN ASSET
           PURCHASE AGREEMENT; (II) AUTHORIZING THE DEBTORS TO ASSUME
        AND ASSIGN EXECUTORY CONTRACTS; AND (III) GRANTING RELATED RELIEF

     Upon (i) the motion (the "Sale Motion") of the above-captioned debtors and debtors-in-possession (the "Debtors"), for the entry of an order pursuant to sections 105(a) and 363(b), (f) and (m), 365 and 1146(c) of the Bankruptcy Reform Act of 1978, as codified in title 11 of the United States Code, 11 U.S.C. ss.ss. 101-1330 (the "Bankruptcy Code") and Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") 2002, 6004 and 6006, seeking the entry of an order (A) approving a certain Asset Purchase Agreement, in the form attached to the Motion as Exhibit C, by and between SBI and Company and SBI Scient Inc. ("SBI" or the "Buyer") and the Debtors, as Seller, as amended by the First Amendment to Asset Purchase Agreement filed on August 15, 2002 and as to be further amended to provide for the modifications set forth on the record by counsel at the September 13, 2002 hearing (the "Agreement"), (B) authorizing the sale of substantially all of the Debtors' assets as defined in the Agreement (the "Assets") to SBI or to the holder of the highest and best offer, free and clear (with certain exceptions enumerated in the

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Agreement) of all liens, claims, interests and encumbrances, subject to any higher or otherwise better offers as may be received by the Debtors for the Assets, in accordance with the bidding procedures prescribed by Order of this Court (the "Bidding Procedures Order"); and (C) granting related relief, and
(ii) the Motion (the "Contracts Motion") of the Debtors for the entry of an order pursuant to Sections 105(a), 363(b) and 365 of the Bankruptcy Code aid Rule 6006 of the Bankruptcy Rules, authorizing the Debtors to assume and assign the Client Contracts and other executory contracts set forth on Exhibit A to the Contracts Motion to SBI or any other successful bidder for the Assets; and it appearing that no other or further notice need be given; and hearings on the Sale Motion and Contracts Motion (together the "Motions") having been held before this Court on September 13, 2002 (the "Hearings"); and all objections raised to the Motions having been settled, compromised or satisfactorily addressed or overruled; and upon the record of the Hearings and due deliberations having been had, and sufficient cause appearing therefor,

IT IS HEREBY FOUND AND DETERMINED THAT:(1)

     A. This Court has jurisdiction to hear and determine the Motion pursuant to 28 U.S.C.ss.ss.157 and 1134.

     B. Venue of this case (the "Chapter 11 Case") in this district is proper pursuant to 28 U.S.C.ss.1409(a).

     C. Determination of the Motions is a core proceeding under 28 U.S.C.ss.l57(b)(2)(A) and (N). The statutory predicates for the relief requested herein are sections 105(a), 363(b), (f) and (m), 365 and 1146(c) of the Bankruptcy Code and Bankruptcy Rules 2002, 6004, 6006 and 9014.

     D. The Debtors received no offers for the Assets other than the offer of SBI, and SBI


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     (1)  Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate. See Bankruptcy Rule 7052.


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is declared the highest and best bidder for the Assets. SBI's offer constitutes the highest and best offer for the Assets.

     E. The Purchase Price for the Assets under the Agreement is $10,570,000 cash plus a credit for all principal amounts due SBI under the Debtor-in-Possession Financing Agreement, dated July 16, 2002 (the "Financing Agreement"), approved by this Court by Final Order dated August 15, 2002 (the "Purchase Price").

     F. The Purchase Price for the Assets is fair and reasonable, and constitutes reasonable consideration and reasonably equivalent value under the Bankruptcy Code and applicable state law. Approval of the Agreement and the sale of the Assets in accordance therewith at this time are in the best interests of the Debtors, and their respective creditors and estates. A valid and sound business purpose exists for approval of the transactions contemplated by the Sale Motion pursuant to section 363(b) of the Bankruptcy Code. The terms of the Agreement were negotiated at arms-length and are fair and reasonable.

     G. Proper, timely, adequate and sufficient notice of the Motions, the proposed sale, the Hearings, the sale of the Assets the assignment of the Client Contracts and the assumption and assignment of the other executory contracts has been provided in accordance with section 102(1) and section 363(b) and 365 of the Bankruptcy Code and Bankruptcy Rules 2002, 6004, 6006, 9007, 9008 and 9014, and no other or further notice of the Motions, the Hearings, or of the entry of this Order is required.

     H. A reasonable opportunity to object or be heard regarding the relief requested in the Motions has been afforded to all interested persons and entities.


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     I. The Debtors have demonstrated good, sufficient and sound business purposes for the sale of the Assets pursuant to section 363(b) of the Bankruptcy Code outside of a plan of reorganization in that, among other things:

          a. an expeditious sale of the Assets will maximize the value of the Debtors' respective estates;

          b. absent a prompt sale, it is likely that (i) the value of the Assets would precipitously decline and (ii) the Debtors would be forced to cease all business operations;

          c. the Debtors would realize significantly less in a forced liquidation of the Assets than under the Agreement; and

          d. the Purchase Price is the highest and best offer that the Debtors have received for the Assets.

     J. The sale of the Assets outside of a plan of reorganization pursuant to the Agreement does not impermissibly restructure the rights of the Debtors' creditors or dictate the terms of a liquidating plan of reorganization for the Debtors.

     K. The Debtors may sell and transfer the Assets free and clear of all liens, claims, interests, and encumbrances because, as required by section 363(f) of the Bankruptcy Code, all parties holding a lien on the Assets could be compelled to accept a money satisfaction of such liens in a legal or equitable proceeding pertaining thereto and such liens will attach to the proceeds of the sale of the Assets consistent with the requirements of section 363(e) of the Bankruptcy Code.

     L. The Agreement was negotiated, proposed and entered into by the parties in good faith, from arm's length bargaining positions and without collusion. The Buyer is not an "insider" or "affiliate" of the Debtors (as each such term is defined in the Bankruptcy Code). Neither the Debtors nor the Buyer has engaged in any conduct that would prevent tie application of section 363(m) of the Bankruptcy Code or cause the application of section 363(n) of the


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Bankruptcy Code to the proposed sale and the transactions contemplated by the Agreement. The Buyer is a good faith Buyer under section 363(m) of the Bankruptcy Code and, as such, is entitled to the protections afforded thereby.

     M. The Debtors have marketed the sale of the Assets and conducted the auction process in compliance with tie Bidding Procedures Order and the requirements of applicable law. The Debtors have marketed the Assets extensively both pie and postpetition.

     N. Capitalink, LC ("Capita1ink") is the only broker, agent or finder who brought about the Agreement or the conveyance of the Assets to the Buyer pursuant hereto. No fees are owed to any broker, agent or finder in connection therewith, except Capitalink.

     O. In the absence of a stay pending appeal, if any, of the Closing (as defined in the Agreement), then,, with respect to the Agreement, the Buyer, as a Buyer in good faith of the Assets, shall be entitled to the protections of section 363(m) of the Bankruptcy Code if this Order or any authorization contained herein is reversed or modified on appeal.

     P. Effective as of the Closing (as defined in the Agreement), the transfer of the Assets (i) is or will be a legal, valid and effective transfer of property of the Debtors' respective estates to the Buyer, as more particularly set forth in the Agreement, and (ii) vests or will vest the Buyer with all right, title, and interest of the Debtors in and to the Assets being purchased by the Buyer free and clear of all interests, including all liens, Claims, and encumbrances under sections 363(f) and 105 of the Bankruptcy Code.

     Q. The transfer of the Assets does not and will not subject the Buyer to any liability for claims against the Debtors by reason of such transfer under the laws of the United States, any state, commonwealth, territory or possession thereof or the District of Columbia applicable to such transactions.


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     R. SBI has agreed to take an assignment of the contracts identified in the
Contracts Motion, with the exception of the contracts related to the Alliance Agreements with Interwoven or Sun Corp. Accordingly, Debtors seek to assume and assign to SBI all of the Client Contracts referenced in the Contracts Motion and all of the other executory contracts on Exhibit A to tie Contracts Motion, except the Alliance Agreements with Interwoven and Sun Corp. (together, the "Contracts").

     S. Any defaults under the Contracts have been or will be cured promptly by the Debtors and SBI has provided adequate assurance of future performance.

     NOW, THEREFORE, IT IS HEREBY ORDERED THAT:

     1. The Motions be, and hereby are, granted.

     2. All objections to the Motions or the relief requested therein that have not been withdrawn, waived, or settled, including all reservations of rights included therein which are not otherwise provided for by this Order are overruled on the merits.

     3. The terms and conditions of the Agreement are hereby approved.

     4. The sale of the Assets to the Buyer pursuant to the Agreement is hereby authorized under section 363(b) of the Bankruptcy Code and the entry of the Debtors into the Agreement is hereby approved.

     5. The Debtors are authorized and directed to execute and deliver, and empowered to fully perform under, consummate and implement, the Agreement, together with all additional instruments and documents that may be reasonably necessary or desirable to implement such agreements, and to take all further actions as may be reasonably requested by the Buyer for the purpose of assigning, transferring, granting, conveying and conferring to the Buyer, or reducing


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to possession, any or all of the Assets, or as may be necessary or appropriate to the performance of the obligations of the Debtors under the Agreement.

     6. Pursuant to sections 105(a), 363(b) and 363(f)(3) of the Bankruptcy Code, the Assets shall be transferred to the Buyer, in accordance with the Agreement and free and clear of all liens, Claims, interests and encumbrances (as defined in section 101(5), collectively referred to as "Claims"), except as otherwise set forth in the Agreement, with all such liens, Claims, interests and encumbrances released, terminated and discharged as to the Assets and with all such liens, Claims, interests and encumbrances attaching to the proceeds of the sale of the Assets, in the order of their priority, with the same validity, force and effect which they now have as against the Assets. If the proposed sale fails to close for any reason, then such liens, claims, obligations, demands, guaranties, options, rights, contractual commitments, restrictions, interests, encumbrances and matters of any kind and nature shall continue against the Assets unaffected by this Order.

     7. Upon Closing, the Debtors shall pay all amounts of interest, expenses, fees and cost due as of the Closing as required under the Debtor-in-Possession Financing Agreement and all post-petition obligations under such Financing Agreement shall be satisfied in full.

     8. Pursuant and subject to the terms of the Final Order Granting Use of Cash Collateral and Adequate Protection, dated August 15, 2002 (the "Cash Collateral Order"), upon Closing on the sale of the Assets to SBI, without prejudice to the rights of the Committee, the Debtors shall pay the secured claim of North Fork Bank in full, including any unpaid interest and reasonable attorneys' fees.

     9. Immediately upon Closing, the Debtors shall pay Capitalink the sum of $270,000 as a fee in connection with the sale.


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     10. All persons holding Claims, liens, interests or encumbrances of any kind as against the Debtors or their respective property are hereby restrained from asserting such Claims, liens, interests and encumbrances against the Buyer or the Assets.

     11. Any entities who are presently, or on the Closing Date may be, in possession of some or, all of the Assets are hereby directed to surrender possession of the Assets to Buyer upon Closing.

     12. The Debtors are hereby authorized, with the consent of the Microsoft Corporation ("Microsoft"), transfer to SBI licenses for software issued by Microsoft to Debtors pursuant to Select Agreement, Version 4, Agreement No. 2836057, Enterprise Agreement, Version 4, Agreement No. 5156057, and Enterprise Agreement, Version Select 4, Agreement No. 4975104, provided that any such transfer conforms with the terms and conditions of such Agreements. The Debtors agree to provide SB! the original license confirmation and a brief statement (the "Transfer Statement") detailing the number of licenses, type of software, and the terms and conditions under which the software can be used.

     13. SBI agrees to validate the transfer by signing the Transfer Statement indicating SBI's agreement with the terms specified in the applicable license agreement. True and complete copies of the license confirmation and the completed Transfer Statement shall be provided to Microsoft by tie Debtors. The entry of this Order is without prejudice to the rights, remedies, and claims of Microsoft against any party using or transferring Microsoft's licenses without Microsoft's consent or compliance with the terms and conditions of Microsoft's licenses for such products and software.

     14. The Agreement and any related agreements, documents or other instruments may be modified, amended or supplemented by the parties thereto in accordance with the terms


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thereof without further order of the Court, provided that any such modification, amendment or supplement is not material.

     15. The transfer of the Assets to the Buyer, and the making, execution, delivery or recordation of any deed, termination or modification of any lease or other instrument of transfer, or assignment executed in connection with any of the transactions contemplated in connection with the Agreement or to its schedules is not subject to taxation under any law imposing a stamp tax or similar tax in accordance with section 1146(c) of the Bankruptcy Code. No bulk sales law or any similar law of any state or other jurisdiction shall apply in any way to the transfer of Assets under the Agreement.

     16. All of the Contracts are hereby assumed by the Debtor and assigned to SBI effective upon Closing. In the event Closing does not occur, the provisions of this paragraph 16 shall be null and void.

     17. Upon Closing and except as otherwise provided in the Agreement, SBI shall be solely liable for any obligations arising under the Contracts arising after Closing, and the Debtors shall be solely liable for any cure amounts, if any, owed under the Contracts through the date of Closing.

     18. Notwithstanding Bankruptcy Rule 6004(g), and as provided by Bankruptcy Rule 7062, this Order shall be effective and enforceable immediately upon entry.

     19. The Debtors or the Buyer and any agent or representative of either of them, are each hereby authorized and empowered to serve upon all filing and recording officers a notice when filing or recording any instruments of transfer (including, without limitation, deeds, leases, and assignments, modifications and terminations of leases) in accordance with this Order and the Agreement to evidence and implement this paragraph of the Order. All filing and recording


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officers are hereby directed to accept, file and record all instruments of transfer including, without limitation, deeds, leases, and assignments, modifications and terminations of leases (if any) to be filed and recorded pursuant to and in accordance with this Order or the Agreement and the various documents related thereto, without the payment of any such taxes.

     20. This Court retains exclusive jurisdiction (i) to enforce and implement the terms and provisions of the Agreement, all amendments thereto, any waivers and consents thereunder, and of each of the agreements executed in connection therewith, (ii) to compel delivery of the Assets to the Buyer, (iii) to resolve any disputes arising under or related to the Agreement and related agreements, except as otherwise provided therein, (iv) to enjoin the assertion of any Claims, liens, interests or encumbrances against the Buyer or the Assets, and
(v) to interpret, implement and enforce the provisions of this Order.

Dated:   New York, New York
         September 13, 2002

                                         /s/ ARTHUR J. GONZALEZ
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                                             ARTHUR J. GONZALEZ
                                             UNITED STATES BANKRUPTCY JUDGE